Updated GAAP to Non-GAAP Reconciliations

Beginning in fiscal year 2026, the Company updated its definition of Adjusted Net Income (Loss), a non-GAAP financial measure, to include adjustments for certain significant and discrete tax items, including benefits and provisions related to changes in the realization of deferred tax assets and tax credit carryforwards, as well as other tax‑related items that affect comparability and are not considered part of the Company’s core operational performance. Management believes these changes provide investors with a view of continuing core operations without the effects of these items, which may vary for reasons unrelated to overall operating performance.

As a result of this definition update, the Company has updated historical Adjusted Net Income (Loss), Adjusted EBITDA, and Adjusted Earnings Per Share information for prior periods to conform to current period presentation. The accompanying tables presents historical tables and reconciliations reflecting the updated definition. These updates do not impact previously reported gross profit, operating (loss) income, (benefit) provision for income taxes, net (loss) income attributable to Dentsply Sirona or diluted (loss) earnings per share as presented under GAAP.

DENTSPLY SIRONA INC. AND SUBSIDIARIES
(in millions, except per share amounts and percentages)
(unaudited)

A reconciliation of selected items as reported in the Condensed Consolidated Statements of Operations to adjusted Non-GAAP financial statements items are as follows:

Twelve Months Ended December 31, 2024	Gross Profit	Operating (Loss) Income	(Benefit) Provision for Income Taxes	Net (Loss) Income Attributable to Dentsply Sirona	Diluted (Loss) Earnings per Share
GAAP	$1,958	$(879)	$(26)	$(910)	$(4.48)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	122	216	57	159	0.78
Restructuring-Related Charges and Other Costs (a)	6	136	30	106	0.53
Goodwill and Intangible Asset Impairments	—	1,014	144	870	4.27
Business Combination-Related Costs and Fair Value Adjustments	2	4	1	3	0.01
Fair Value and Credit Risk Adjustments	—	—	—	2	0.01
Income Tax-Related Adjustments (b)	—	—	(99)	99	0.49
Adjusted Non-GAAP	$2,088	$491	$107	$329	$1.61
GAAP Margin		(23.2%)
Adjusted Non-GAAP Margin		12.9%

Weighted average common shares outstanding used in calculating diluted GAAP net loss per common share					203.2
Weighted average common shares outstanding used in calculating diluted Non-GAAP net income per common share					203.8
(a) Restructuring-Related Charges and Other Costs includes $28 of costs associated with the 2024 restructuring plan, $20 of costs associated with the 2023 restructuring plan, $16 of costs for the new global Enterprise Resource Planning ("ERP") system, and costs for supply chain transformation,along with various other costs. Amounts are on a pre-tax basis.
(b) Income Tax-Related Adjustments includes adjustments for decreased valuation allowances for Switzerland of $20, along with increased valuation allowances for Germany of $45 and Luxembourg of $27, and other various tax adjustments.
Percentages are based on actual values and may not reconcile due to rounding.

Three Months Ended June 30, 2025	Gross Profit	Operating (Loss) Income	(Benefit) Provision for Income Taxes	Net (Loss) Income Attributable to Dentsply Sirona	Diluted (Loss) Earnings per Share
GAAP	$490	$(128)	$(109)	$(45)	$(0.22)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	32	54	14	40	0.20
Restructuring-Related Charges and Other Costs (a)	—	5	1	4	—
Goodwill and Intangible Asset Impairments	—	235	21	214	1.07
Business Combination-Related Costs	1	4	1	3	0.01
Fair Value and Credit Risk Adjustments	—	—	—	(4)	—
Income Tax-Related Adjustments (b)	—	—	107	(107)	(0.54)
Adjusted Non-GAAP	$523	$170	$35	$105	$0.52
GAAP Margin	52.4%	(13.7%)
Adjusted Non-GAAP Margin	55.9%	18.2%
Weighted average common shares outstanding used in calculating diluted GAAP net loss per common share					199.3
Weighted average common shares outstanding used in calculating diluted Non-GAAP net income per common share					199.9
(a) Restructuring-Related Charges and Other Costs includes costs from various restructuring actions related to employee severance. Amounts are on a pre-tax basis.
(b) Income Tax-Related Adjustments includes adjustments for decreased valuation allowances for Luxembourg of $7, along with increased valuation allowances for Switzerland of $36 and Germany of $10, and other various tax adjustments.
Percentages are based on actual values and may not reconcile due to rounding.

Three Months Ended September 30, 2025	Gross Profit	Operating (Loss) Income	(Benefit) Provision for Income Taxes	Net (Loss) Income Attributable to Dentsply Sirona	Diluted (Loss) Earnings per Share
GAAP	$441	$(218)	$198	$(427)	$(2.14)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	33	56	15	41	0.21
Restructuring-Related Charges and Other Costs (a)	1	17	(3)	20	0.10
Goodwill and Intangible Asset Impairments	—	262	(1)	263	1.31
Business Combination-Related Costs	—	2	1	1	0.01
Income Tax-Related Adjustments (b)	—	—	(186)	186	0.93
Adjusted Non-GAAP	$475	$119	$24	$84	$0.42
GAAP Margin	48.8%	(24.0%)
Adjusted Non-GAAP Margin	52.6%	13.2%
Weighted average common shares outstanding used in calculating diluted GAAP net loss per common share					199.5
Weighted average common shares outstanding used in calculating diluted Non-GAAP net income per common share					200.3
(a) Restructuring-Related Charges and Other Costs includes $5 in costs for the new global ERP system, $4 in costs from various restructuring actions related to employee severance, $4 in executive separation costs, and various other costs. Amounts are on a pre-tax basis.
(b) Income Tax-Related Adjustments includes adjustments for decreased valuation allowances for Luxembourg of $3, along with increased valuation allowances for Germany of $5 and Switzerland of $3, and other various tax adjustments.
Percentages are based on actual values and may not reconcile due to rounding.

Three Months Ended December 31, 2025	Gross Profit	Operating (Loss) Income	(Benefit) Provision for Income Taxes	Net (Loss) Income Attributable to Dentsply Sirona	Diluted (Loss) Earnings per Share
GAAP	$443	$(139)	$(2)	$(146)	$(0.74)
Reported percent net sales	46.2%	(14.5%)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	33	56	15	41	0.21
Restructuring-Related Charges and Other Costs (a)	2	15	9	6	0.04
Goodwill and Intangible Asset Impairments	—	153	9	144	0.72
Business Combination-Related Costs and Fair Value Adjustments	1	1	—	1	—
Income Tax-Related Adjustments (b)	—	—	2	(2)	(0.01)
Adjusted	$479	$86	$33	$44	$0.22
Adjusted percent of net sales	49.8%	8.9%
Weighted average common shares outstanding used in calculating diluted GAAP net loss per common share					199.6
Weighted average common shares outstanding used in calculating diluted Non-GAAP net income per common share					200.4
(a) Restructuring-Related Charges and Other Costs includes $6 in costs from various restructuring actions, $2 in executive separation costs, $2 in costs for the new global ERP system, and various other costs. Amounts are on a pre-tax basis.
(b) Income Tax-Related Adjustments includes adjustments for decreased valuation allowances for Luxembourg of $2, along with increased valuation allowances for Switzerland of $5 and Germany of $5, and other various tax adjustments.
Percentages are based on actual values and may not reconcile due to rounding.

Twelve Months Ended December 31, 2025	Gross Profit	Operating (Loss) Income	(Benefit) Provision for Income Taxes	Net (Loss) Income Attributable to Dentsply Sirona	Diluted (Loss) Earnings per Share
GAAP	$1,840	$(422)	$112	$(598)	$(3.00)
Reported percent net sales	50.0%	(11.5%)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	126	211	56	155	0.78
Restructuring-Related Charges and Other Costs (a) (b)	3	61	13	44	0.22
Goodwill and Intangible Asset Impairments	—	650	30	620	3.10
Business Combination-Related Costs and Fair Value Adjustments	2	8	2	6	0.03
Fair Value and Credit Risk Adjustments	—	—	—	1	0.01
Income Tax-Related Adjustments (b)	—	—	(92)	92	0.46
Adjusted	$1,971	$508	$121	$320	$1.60
Adjusted percent of net sales	53.6%	13.8%
Weighted average common shares outstanding used in calculating diluted GAAP net loss per common share					199.4
Weighted average common shares outstanding used in calculating diluted Non-GAAP net income per common share					200.1
(a) Restructuring-Related Charges and Other Costs includes $24 in various restructuring actions, $6 in global supply chain transformation initiatives, and $6 in executive separation costs, along with various other costs. Amounts are on a pre-tax basis.
(b) Amounts do not cross-foot due to a $4 gain on the release of the accrual for an acquisition-related milestone payment that is presented in Other income and expense.
(c) Income Tax-Related Adjustments includes adjustments for decreased valuation allowances for Luxembourg of $12, along with increased valuation allowances for Switzerland of $45 and Germany of $26, and other various tax adjustments.
Percentages are based on actual values and may not reconcile due to rounding.